                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                        Date of Report: February 15, 2000

                            THE CHASE MANHATTAN BANK
              (formerly known as "The Chase Manhattan Bank, N.A.")
             ------------------------------------------------------
                  (Originator of the Trust referred to herein)
             (Exact name of registrant as specified in its charter)

                  CHASE MANHATTAN HOME EQUITY LOAN TRUST 1995-1
             ------------------------------------------------------
                      (Issuer with respect to Certificates)

    New York                     33-93570                     13-4994650
--------------------      -----------------------      -------------------------
(State or other           (Commission File Number)           (IRS Employer
jurisdiction                                              Identification No.)
of incorporation)

         270 Park Avenue, New York, New York                           10017
        --------------------------------------------------------    ------------
        (Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code:  (212) 270-6000

Item 5. Other Events:

      Chase Manhattan Home Equity Loan Trust 1995-1 is the issuer of a single outstanding series of asset backed certificates. The asset backed certificates are serviced in accordance with the Pooling and Servicing Agreement, dated as of September 1, 1995, as amended. The parties to the Pooling and Servicing Agreement are: The Chase Manhattan Bank, as seller and as servicer, and Norwest Bank Minnesota, National Association, as trustee.

      On February 15, 2000, Chase, as servicer, distributed monthly interest to the holders of the certificates. Chase furnished a copy of the monthly statement to certificateholders for the series as required by the Pooling and Servicing Agreement. A copy of the Monthly Statement to Certificateholders is being filed as Exhibit 20.1 to this Current Report on Form 8-K.

Item 7(c). Exhibits

           Exhibits     Description
           ----------   -----------

           20.1         Monthly Statement to Certificateholders
                        with  respect to the February 15, 2000
                        distribution.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 23, 2000

                                    The Chase Manhattan Bank,
                                    as Servicer

                                    By: Chase Manhattan Mortgage
                                    Corporation


                                    By: /s/ Richard P. Dargan
                                        ------------------------------
                                    Name: Richard P. Dargan
                                    Title: Vice President

                                      INDEX TO EXHIBITS

Exhibit No.                           Description
---------------                       -----------------

20.1                                  Statement to Certificateholders dated
                                      February 15, 2000 delivered pursuant to
                                      Section 5.03 of the Pooling and Servicing
                                      Agreement dated as of September 1, 1995.